UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported)     July 23, 2002
                                                         -------------

                                 FAR Group Inc.
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             (Exact name of registrant as specified in its chapter)

        Washington                    000-32089               91-2023071
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(State of other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


                                1286 Homer Street
                                  Fourth Floor
                           Vancouver, British Columbia
                                 Canada V6B 2Y5
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          (Address of principal executive offices, including zip code)

Registrant's  telephone  number,  including  area  code     604-689-5255
                                                         -----------------


              580 Hornby Street, Suite 210, Vancouver, BC. V6C 3B6
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          (Former name or former address, if changed since last report)


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The  Private  Securities  Litigation Reform Act of 1995 provides a "safe harbor"
for certain forward-looking statements. The statements contained in this Form 8-K that are not historical facts (including without limitation statements to the effect that FAR Group Inc. (the "Company") or its management "believes," "expects," "anticipates," "plans," or other similar expressions) are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Company) and assumptions and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: the Company has limited operations with no revenues and limited assets and its prospects of future profitable operations may be delayed or never realized; the Company may not be able to secure products to offer to customers to generate revenue; there is significant competition with greater financial resources and experience in the industry sector in which the Company intends to enter; the Company's business model includes revenue streams from various sources none of which are presently producing revenue; the continued availability to the Company of adequate funding sources; delays or difficulties in the production, delivery or installation of products and the provision of services. Should one or more of these risks or uncertainties materialize, or should any of the Company's assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of some of the foregoing risks and uncertainties, see the Company's filings with the Securities and Exchange Commission.

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

Board  of  Directors
--------------------

At its Annual General Meeting of members on July 19, 2002, Jim Glavas, Aaron Kirsten and Larry Bishop were elected as the Board of Directors of the Company.

     - Jim Glavas, 39 - Mr. Glavas graduated from the Financial Management program at the British Columbia Institute of Technology in Vancouver, Canada in 1984. From there, he spent several years in the banking industry as a leasing administrator with First City Trust. In 1990, he went on to become the General Sales Manager - Western Canada with Contour Distributors, a leading supplier and distributor of top of the line appliances and high end solid surface products.

          In 1996, Mr. Glavas purchased the exclusive Avonite solid surface countertops distribution rights for BC, Alberta, Saskatchewan and Manitoba and formed DG Pacific Distribution Ltd. As President and Owner of DG Pacific Distribution Ltd. he has been solely responsible for DG Pacific's strong year after year growth increasing its customer base over 350% in


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          three years and further multiplying its sales over the last two years.
          In 2001, Mr. Glavas acquired the national distribution rights for Avonite and LG Hi-Macs solid surfacing. DG Pacific Distribution currently holds offices in Montreal, Toronto and Vancouver, Canada. Mr. Glavas provides solid surface market expertise and is well known and well respected in his field.

     - Aaron S. Kirsten, 30 - Mr. Kirsten attended the University of Florida from 1989-1992 majoring in Statistics, and Russian Literature.

          From June 1996 to December 1998, Mr. Kirsten provided his expertise in industrial statistics and manufacturing logistics as an independent consultant for a variety of Fortune 500 clients. In January of 1998, Mr. Kirsten joined Consolidated Apparel Group, LLC based out of New York, NY, as a consultant to assist with Y2K compliance. Mr. Kirsten served as the Company's first Director of IT and was responsible for the successful development and implementation of new accounting e-commerce, warehouse management and import tracking systems.

          From February 2000 to January 2002 he was Vice President, Software Products for Kiodex, Inc. Mr. Kirsten joined Kiodex at its inception and was the leader of the effort to build the Company's flagship product, The Kiodex Risk Workbench. Kiodex is a technology and services company founded by a group of former Wall Street energy traders, developers and strategists seeking to provide quality technology products to facilitate trading and risk management in commodity markets.

          Mr. Kirsten is currently involved in the development of technologically appropriate products to address basic human needs in third world countries.

     - Larry D. Bishop, 54 - Larry D. Bishop brings over 20 years of extensive marketing and sales experience in the retail and wholesale electronics industry. Mr. Bishop was Branch Manager of Sony Wholesale in Winnipeg, Manitoba from 1988 to 1997. In his leadership role with the Company, he was responsible for the recruitment and training of all sales staff including the development and implementation of new sales strategies.

          Upon relocating to British Columbia, Mr. Bishop became President and founder of Douglas Marketing in 1997. A sales agency located in Richmond, British Columbia, Douglas Marketing was the British Columbia representative and distributor for Bell ExpressVu Sattelite TV as well as the sales agent for British Columbia and Washington State for Parking Paystations International Inc.

          Mr. Bishop currently employs his vast knowledge of retail sales and marketing within the automotive industry in Canada as well as maintaining sole ownership of Douglas Marketing.


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Following  his appointment as a Director, Mr. Glavas was appointed the Company's
President.

Private Placement of 250,000 Common Shares at $1.00 US per Share
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Effective  July  22,  2002,  the  Company accepted private placement funding for
250,000 common shares in its capital stock at a price of $1.00 US per share. Proceeds of the private placement will be used for general working capital. The Company currently has 15,850,000 common shares issued and outstanding.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FAR Group Inc.
                                              ----------------------------------
                                              Registrant

                                               /s/  "Jim Glavas"
                                              ----------------------------------
                                              Jim Glavas, President and Director

Date:  August 2, 2002


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